SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2006

                       MEDSTRONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-33035              95-4855709
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                  350 Bedford Street, Suite 203, Stamford, CT      06901
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               (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code: (203) 352-8800
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           Former name or former address, if changed since last report


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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


ITEM 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.


                                                                                Principal      Total Offering Price/
  Date                    Title and Amount  (1)          Purchaser             Underwriter    Underwriting Discounts
  ----                    ----------------               ---------             -----------     ----------------------

------------------------- ------------------------- ---------------------- -------------------- ----------------------
October 31, 2006          50,000,000 shares of      Mountain View                  NA           $50,000/NA
                          common stock              Capital Partners,
                                                    Inc.-Private investor
------------------------- ------------------------- ---------------------- -------------------- ----------------------
October 31, 2006          48,000,000 shares of      Silver Lake Capital            NA           $48,000/NA
                          common stock              Partners,
                                                    Inc.-Private investor
------------------------- ------------------------- ---------------------- -------------------- ----------------------

(1) The shares shown as issued in this table were issued prior to the 1 for 75 reverse split of our common stock, effective November 2, 2006. The reverse split had the effect of reducing the number of these shares issued by a factor of 75.

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Changes in Our Board of Directors and Chief Executive Officer

         Effective November 3, 2006 Jeanine Folz resigned as a director. At a meeting of the Board of Directors of the Company held on November 3, 2006, Mr. Gary Schultheis was elected to our Board of Directors to fill a vacancy on the Board and was also appointed as our President and Chief Executive Officer. Mr. Schultheis is the President of Mountain View Capital Partners, a major stockholder of the Company that owns 90,000,000 shares of our common stock, 50,000,000 of which shares were issued on October 31, 2006, shortly prior to Mr. Schultheis' having been elected to our Board of Directors. Mr. Schultheis was a co-founder of publicly traded International Internet, Inc / Evolve One, Inc. (now China Direct, Inc.) and served as their President and a Director of the Company from inception February 1998 until January 2004. Mr. Schultheis currently serves as President and CEO of Millennium Holdings Group, Inc., a corporate consulting firm. In February 1999, Mr. Schultheis became Vice President of Interactive Golf Marketing a company that became publicly traded WowStores.com. In August 1999, Mr. Schultheis resigned as Vice President of WowStores.com after its acquisition by Stockfirst.com. From March 1994 to February 1996, Mr. Schultheis was President of Wall Street Enterprises d/b/a Wall Street Associates, a financial consulting firm specializing in mergers and acquisitions. In February 1996, Wall Street Enterprises / Wall Street Associates was acquired by Millennium Holdings Group, Inc. Currently, Wall Street Enterprises d/b/a Wall Street Associates is a wholly-owned subsidiary of Millennium Holdings Group, Inc. From 1985 to 1992, Mr. Schultheis was employed with Air Express International now Danzas DHL. Mr. Schultheis attended the State University of New York at Farmingdale in 1984.

         Following election of Mr. Schultheis to our Board of Directors, he commenced participation in the November 3, 2006, Board meeting. The directors then approved an Amendment to Stock Option Agreements applicable to the aggregate of 2,000,000 options issued to Jeanine Folz over the past two years (following the 1 for 75 reverse split of our common stock, which was effective November 2, 2006, Ms. Foltz holds options to purchase 26,667 shares of common stock). The Amendment to Stock Option Agreements amends her outstanding options to provide that the options expire at the stated expiration dates, and not within 90 days of termination of employment, as originally provided. In addition the Amendment to Stock Option Agreements amended the original stock option agreements to provide that the options are fully assignable by the holder thereof.


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


ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.


10.23 Subscription Agreement, dated July 19, 2006, between the Company and Silver Lake Capital Partners, Inc.


10.24 Subscription Agreement, dated August 14, 2006, between the Company and Silver Lake Capital Partners, Inc.

10.25 Subscription Agreement, dated October 30, 2006, between the Company and Mountain View Capital Partners, Inc.

10.26 Subscription Agreement, dated October 30, 2006, between the Company and Silver Lake Capital Partners, Inc.

10.27 Amendment to Stock Option Agreements, dated November 3, 2006, between the Company and Jeanine M. Folz.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MEDSTRONG INTERNATIONAL CORPORATION


                               By   /s/ Gary Schultheis
                                    ------------------------------
                                    Gary Schultheis, Chief Executive Officer

                                    Date: November 6, 2006



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